STATEMENTS OF LOSSES (USD $)	12 Months Ended		97 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011
Operating expenses:
General and administrative expenses	$ 3,262,360	$ 2,173,247	$ 8,149,996
Research and development	3,302,163	2,243,866	11,057,570
Research and development grant received	(244,479)	(244,479)	(488,958)
Total operating expenses	6,320,044	4,172,634	18,718,608
Loss from operations	(6,320,044)	(4,172,634)	(18,718,608)
Finance cost			(518,675)
Change in fair value of derivative liability	579,906	(109,654)	(960,298)
Interest income, net	26,031	24,449	34,106
Loss before provision for income taxes	(5,714,107)	(4,257,839)	(20,163,475)
Provision for income taxes
Net loss	$ (5,714,107)	$ (4,257,839)	$ (20,163,475)
Net loss per common share, basic and diluted	$ (0.27)	$ (0.25)
Weighted average shares outstanding	20,821,555	16,909,610